EXHIBIT 10.3

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 dated as of August 6, 2008 to that certain Employment Agreement (this “Amendment”), between Fund.com Inc. (formerly known as Meade Technologies Inc.), a Delaware corporation (the “Company”) and Raymond Lang, a New York resident (the “Executive”).

W I T N E S S E T H

WHEREAS, the Company and Employee are parties to that certain Employment Agreement dated December 20, 2007 (the “Original Agreement”).

WHEREAS, the Executive and the Company desire to amend the Original Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Effective as of the date hereof, the Original Agreement is hereby amended as follows:

A.	The references to the Company as “Meade Technologies Inc.” in the opening, Recital, Section 12 and the signature block shall be amended by replacing “Meade Technologies Inc.” with “Fund.com Inc.”

B.	The Recitals, Section 2 and Section 3 shall be amended by replacing the term “Chief Executive Officer” with“President”.

2.	Except as otherwise specifically set forth herein, all of the terms and provisions of the Original Agreement shall remain in full force and effect.

        3.  This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day first above written.

FUND.COM INC.

/s/ Raymond Lang
By: Raymond Lang
Title: Chief Executive Officer

EXECUTIVE:

/s/ Raymond Lang
Raymond Lang